EXHIBIT 99.1

                                                        MONTHLY OPERATING REPORT
---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------
JUDGE: BARBARA J. HOUSER
---------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                       Chief Financial Officer
---------------------------------------              ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                   1/31/01
---------------------------------------              ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ JESSICA L. WILSON                                Chief Accounting Officer
---------------------------------------              ------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                            1/31/01
---------------------------------------              ------------------------
PRINTED NAME OF PREPARER                                      DATE

                                                        MONTHLY OPERATING REPORT

----------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-1
----------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------

----------------------------
COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE              MONTH                 MONTH                 MONTH
                                                               -----------------------------------------------------------------
ASSETS                                               AMOUNT            October 2000         November 2000         December 2000
---------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                            $13,401,586          $26,505,479            $30,037,340          $14,294,580
---------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                            $0                     $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                   $13,401,586          $26,505,479            $30,037,340          $14,294,580
---------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                                        ($12,018,737)          ($12,013,389)        ($12,622,921)
---------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                         ($1,016,667)           ($1,016,667)         ($1,016,667)
---------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                 $15,000              $15,000                $15,000              $15,000
---------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                     $251,751               $314,196             $467,214
---------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                         $422,186,692         $374,571,580           $369,049,129         $375,493,723
---------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                        $435,603,278         $388,308,406           $386,385,609         $376,630,929
---------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                   $2,425,652           $2,865,674             $2,865,674           $2,865,674
---------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                             $728,655               $776,990             $825,325
---------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                     $2,425,652           $2,137,019             $2,088,684           $2,040,349
---------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                $62,465             $219,367               $219,367                   $0
---------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                   $10,967,208          $10,323,664            $10,238,480           $9,861,622
---------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                         $138,370,015         $138,370,015           $138,370,015         $138,370,015
---------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                $587,428,618         $539,358,471           $537,302,155         $526,902,915
---------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                   $4,327,276             $4,476,335             $111,253
---------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                              $0                     $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                              $0                     $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                    $750,202               $602,470             $588,819
---------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                               $0                     $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                  $549,498             $1,070,244           $2,565,708
---------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                        $5,626,976             $6,149,049           $3,265,780
---------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                $466,119,468         $397,279,348           $394,700,959         $393,783,505
---------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                    $29,661                   $0                     $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                               $22,580,547           $2,232,269             $2,232,269           $2,232,269
---------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                   $0          $35,319,820            $35,319,820          $29,163,394
---------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES               $488,729,676         $434,831,437           $432,253,048         $425,179,168
---------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                           $488,729,676         $440,458,413           $438,402,097         $428,444,948
---------------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                        $98,899,692            $98,899,692          $98,457,967
---------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                         $366                   $366                   $0
---------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                          $0          $98,900,058            $98,900,058          $98,457,967
---------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                              $488,729,676         $539,358,471           $537,302,155         $526,902,915
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------
CASE  NAME:  KITTY HAWK, INC.                           ACCRUAL BASIS-2
------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
------------------------------

---------------------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------
                                                       MONTH                 MONTH               MONTH
                                                -----------------------------------------------------------------    QUARTER
REVENUES                                           October 2000          November 2000       December 2000            TOTAL
------------------------------------------------------------------------------------------------------------------------------
1.    GROSS  REVENUES                                        $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
2.    LESS:  RETURNS & DISCOUNTS                             $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
3.    NET  REVENUE                                           $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                               $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
5.    DIRECT  LABOR                                          $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
6.    DIRECT  OVERHEAD                                       $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
7.    TOTAL  COST  OF  GOODS  SOLD                           $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
8.    GROSS  PROFIT                                          $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER  COMPENSATION                   $74,167             $74,167              $74,166             $222,500
------------------------------------------------------------------------------------------------------------------------------
10.   SELLING  &  MARKETING                                  $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                      ($1,487,880)        ($1,473,330)         ($2,947,228)         ($5,908,438)
------------------------------------------------------------------------------------------------------------------------------
12.   RENT  &  LEASE                                    $23,392             $23,841              $23,726              $70,959
------------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                    $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
14.   TOTAL  OPERATING  EXPENSES                    ($1,390,321)        ($1,375,322)         ($2,849,336)         ($5,614,979)
------------------------------------------------------------------------------------------------------------------------------
15.   INCOME  BEFORE  NON-OPERATING
      INCOME & EXPENSE                               $1,390,321          $1,375,322           $2,849,336           $5,614,979
------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT.  LIST)               ($210,756)          ($212,300)            ($66,464)           ($489,520)
------------------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT.  LIST)                     $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
18.   INTEREST  EXPENSE                                $118,550            $120,732            ($316,775)            ($77,493)
------------------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                          $48,335             $48,335              $86,172             $182,842
------------------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                      $91,567             $91,567             $383,241             $566,375
------------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                    $0                  $0              $50,322              $50,322
------------------------------------------------------------------------------------------------------------------------------
22.   NET  OTHER INCOME & EXPENSES                      $47,696             $48,334             $136,496             $232,526
------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL  FEES                             $1,339,183          $1,326,988           $2,703,209           $5,369,380
------------------------------------------------------------------------------------------------------------------------------
24.   U.S.  TRUSTEE  FEES                                    $0                  $0              $10,000              $10,000
------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                    $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL  REORGANIZATION  EXPENSES                $1,339,183          $1,326,988           $2,713,209           $5,379,380
------------------------------------------------------------------------------------------------------------------------------
27.   INCOME  TAX                                            $0                  $0                   $0                   $0
------------------------------------------------------------------------------------------------------------------------------
28.   NET  PROFIT  (LOSS)                                $3,442                  $0                ($369)              $3,073
------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-----------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-3
-----------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
-----------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                          MONTH               MONTH                MONTH
CASH RECEIPTS AND                                 ---------------------------------------------------------------      QUARTER
DISBURSEMENTS                                         October 2000        November 2000        December 2000            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                         $47,704,367        $26,505,479           $30,037,340         $47,704,367
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                                 $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                                $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                               $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                                   $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                             $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                             $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                               $40,609,783        $36,330,003           $34,035,656        $110,975,442
---------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                      $40,609,783        $36,330,003           $34,035,656        $110,975,442
---------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                    $40,609,783        $36,330,003           $34,035,656        $110,975,442
---------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                              $88,314,150        $62,835,482           $64,072,996        $158,679,809
---------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                        $3,689,834         $3,710,527            $6,702,775         $14,103,136
---------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                 $1,489,055         $1,334,248            $2,707,170          $5,530,473
---------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                         $52,471             $4,065               $51,653            $108,189
---------------------------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                         $28,847,318         $5,428,055            $6,509,184         $40,784,557
---------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                            $310,409           $195,743               $61,857            $568,009
---------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                          $1,042,709           $560,109            $1,353,107          $2,955,925
---------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                        $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                           $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                             $1,258,052           $957,926            $1,289,528          $3,505,506
---------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                              $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                              $5,630,183         $5,253,772            $4,335,164         $15,219,119
---------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                              $65,342            $49,273                    $0            $114,615
---------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                            $5,568             $4,248                $8,303             $18,119
---------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                               $18,009,360        $14,486,456           $24,755,983         $57,251,799
---------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                     $60,400,301        $31,984,422           $47,774,724        $140,159,447
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                  $1,392,870           $813,720            $2,003,692          $4,210,282
---------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                     $15,500                 $0                    $0             $15,500
---------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                        $0                 $0                    $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                      $1,408,370           $813,720            $2,003,692          $4,225,782
---------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                               $61,808,671        $32,798,142           $49,778,416        $144,385,229
---------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                    ($21,198,888)        $3,531,861          ($15,742,760)       ($33,409,787)
---------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                               $26,505,479        $30,037,340           $14,294,580         $14,294,580
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-4
-----------------------------

-----------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
-----------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                         MONTH               MONTH                 MONTH
                                                    SCHEDULE   -------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT          October 2000        November 2000         December 2000
----------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                  $0                   $0                $63,947
----------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                 $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                 $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------
4.     91+                                                                   $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                         $0                  $0                   $0                $63,947
----------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                              $12,018,737          $12,013,389            $12,686,868
----------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                         $0        ($12,018,737)        ($12,013,389)          ($12,622,921)
----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                      MONTH:    December 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                          0-30                31-60              61-90                91+
TAXES PAYABLE                             DAYS                DAYS               DAYS                 DAYS                 TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                                $0                $0                  $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
2.     STATE                                  $0                $0                  $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                  $0                $0                  $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                    $0                $0                  $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                    $0                $0                  $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                 ($21,016)         $252,463            ($54,152)            ($66,042)              $111,253
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                                  MONTH:    December 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                       BEGINNING           AMOUNT                                     ENDING
                                                          TAX           WITHHELD AND/           AMOUNT                 TAX
FEDERAL                                                LIABILITY*         0R ACCRUED              PAID               LIABILITY
----------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                           $0            $109,832             $109,832                     $0
----------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                         $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                         $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                            $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                  $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           -----------------------
6.     OTHER (ATTACH LIST)                                     $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                     $0            $109,832             $109,832                     $0
----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                             $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                   $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                  $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                            $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                           $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                       $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                     $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                     $0                  $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                             $0            $109,832             $109,832                     $0
----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT
------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                     MONTH:      December 2000
-------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                              Account #1            Account #2            Account #3
-------------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                       Bank One              Bank One             Wells Fargo
-----------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                           100140334              9319959434            4417-881463            TOTAL
-----------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                           Operating             Disbursement            Operating
-------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                     $639,784                 $61,322            $403,662          $1,372,291
-------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                     $0                      $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                 $4,059,961                      $0                  $0          $4,288,572
-------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                         $19,509                      $0                  $0             $19,509
-------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                 ($3,400,668)                $61,322            $403,662         ($2,935,684)
-------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN             No checks               22180               No checks
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
                                                 DATE OF               TYPE OF              PURCHASE             CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE            INSTRUMENT               PRICE               VALUE
-------------------------------------------------------------------------------------------------------------------------------
7.     Wells Fargo Certificate of Deposit                      CD                                 $200,000            $205,115
-------------------------------------------------------------------------------------------------------------------------------
8.     Bank One                                       12/31/00 Overnight Sweep                 $16,985,237         $16,985,237
-------------------------------------------------------------------------------------------------------------------------------
9.     N/A
-------------------------------------------------------------------------------------------------------------------------------
10.    N/A
-------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                       $17,185,237         $17,190,352
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                 $1,000
-------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                   $14,294,580
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
----------------------------

----------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                    MONTH:        December 2000
-----------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                            Account #4              Account #5              Account #6
-----------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                     Bank One                Bank One                Bank One
------------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                         1570695922         100129949/931995845          1586268961           TOTAL
------------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                           Payroll            Health Insurance          Flex Spending
-----------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                       $0                     $228,611             $38,912         $267,523
-----------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                 $0                           $0                  $0               $0
-----------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                     $0                     $228,611                  $0         $228,611
-----------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                          $0                           $0                  $0               $0
-----------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                      $0                           $0             $38,912          $38,912
-----------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                  71390                  142963                   1161
-----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
                                                DATE OF                TYPE OF                 PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE               INSTRUMENT                 PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                   $0               $0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                     $0
-------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                       $38,912
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:  December 2000
--------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                           Account #7      Account #8      Account #9
--------------------------------------------------------------------------------------------------------------
A.     BANK:                                    Bank One
---------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                        1586269860                                         TOTAL
---------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                           COD
--------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                         $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                   $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                       $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                            $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                        $0                                               $0
--------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN               2110
--------------------------------------------------------------------------------------------------------------
--------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT         PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                  $0               $0
--------------------------------------------------------------------------------------------------------------
--------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND
--------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                           $0
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


-------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-6
-------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
-------------------------------

                                                       MONTH: December 2000

-------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
                                    INSIDERS
-------------------------------------------------------------------------------
                              TYPE OF                 AMOUNT         TOTAL PAID
            NAME              PAYMENT                  PAID            TO DATE
-------------------------------------------------------------------------------
1.     Mike Clark              Salary                 $7,916           $58,334
-------------------------------------------------------------------------------
2.     Jim Craig               Salary                $16,667          $133,336
-------------------------------------------------------------------------------
3.     Janie Garrard           Salary                     $0            $2,625
-------------------------------------------------------------------------------
4.     Drew Keith              Salary                $16,250          $136,462
-------------------------------------------------------------------------------
5      Lena Baker              Salary                     $0            $7,500
-------------------------------------------------------------------------------
6      Jim Reeves              Salary                $33,333          $266,664
-------------------------------------------------------------------------------
7      John Turnipseed         Salary                     $0           $41,668
-------------------------------------------------------------------------------
8      TOTAL PAYMENTS
       TO INSIDERS                                   $74,166          $646,589
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                   PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------
                                     DATE OF COURT                                                               TOTAL
                                   ORDER AUTHORIZING         AMOUNT           AMOUNT          TOTAL PAID        INCURRED
              NAME                      PAYMENT             APPROVED           PAID             TO DATE        & UNPAID *
----------------------------------------------------------------------------------------------------------------------------
1.     Lain Faulkner                                                               $93,783          $391,857       $111,700
----------------------------------------------------------------------------------------------------------------------------
2.     Haynes and Boone                                                           $537,505        $1,826,330       $232,945
----------------------------------------------------------------------------------------------------------------------------
3.     The Seabury Group                                                          $150,000        $1,200,000
----------------------------------------------------------------------------------------------------------------------------
4.     Forshey & Prostock                                                         $121,860          $365,670
----------------------------------------------------------------------------------------------------------------------------
5      Price Waterhouse Coopers                                                         $0          $294,071
----------------------------------------------------------------------------------------------------------------------------
6      Jay Alix and Associates                                                     $49,997          $465,437
----------------------------------------------------------------------------------------------------------------------------
7      Andrews & Kurth                                                                  $0          $670,202       $153,175
----------------------------------------------------------------------------------------------------------------------------
8      Jenkins & Gilchrist                                                              $0           $47,474
----------------------------------------------------------------------------------------------------------------------------
9      Ford and Harrison                                                           $28,652          $172,417        $61,139
----------------------------------------------------------------------------------------------------------------------------
10     Grant Thornton                                                              $45,605          $168,059         $5,019
----------------------------------------------------------------------------------------------------------------------------
11     Verner Liipfert                                                            $251,171          $251,171        $24,841
----------------------------------------------------------------------------------------------------------------------------
12     TOTAL PAYMENTS
       TO PROFESSIONALS                                               $0        $1,278,573        $5,852,688       $588,819
----------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                            SCHEDULED         AMOUNTS
                                                             MONTHLY           PAID              TOTAL
                                                            PAYMENTS          DURING            UNPAID
                    NAME OF CREDITOR                           DUE             MONTH         POSTPETITION
-------------------------------------------------------------------------------------------------------------
1.     N/A
-------------------------------------------------------------------------------------------------------------
2.     N/A
-------------------------------------------------------------------------------------------------------------
3.     N/A
-------------------------------------------------------------------------------------------------------------
4.     N/A
-------------------------------------------------------------------------------------------------------------
5.     N/A
-------------------------------------------------------------------------------------------------------------
6.     TOTAL                                                          $0                $0                $0
-------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-7
----------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------

                                                            MONTH: December 2000

-------------------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  YES              NO
-----------------------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                         X
-----------------------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                   X
-----------------------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                                             X
-----------------------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                             X
-----------------------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                   X
-----------------------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                                  X
-----------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                              X
-----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item #4 - the Company has paid down approximately $918,000 on its revolving credit facility in accordance with various court orders. Cash used in the payments were a result of asset sales (aircraft and inventory) and internally generated cash.
-----------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                                YES              NO
---------------------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
---------------------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
---------------------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
         TYPE OF                                                                                              PAYMENT AMOUNT
         POLICY                              CARRIER                     PERIOD COVERED                        & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
      121 Aircraft Insurance          Aviation Agency                  6/1/2000 - 5/31/2001             781,160         Quarterly
-----------------------------------------------------------------------------------------------------------------------------------
      Workers Comp                    Aviation Agency                  1/1/2000 - 12/31/2000            124,382          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      Inland Marine/Property          GCU                              4/1/2000 - 3/31/2001               9,902          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      Professional Liab               Aviation Agency                  6/1/2000 - 5/31/2001              25,291           Annual
-----------------------------------------------------------------------------------------------------------------------------------
      135 Aircraft Insurance          Aviation Agency                  10/1/2000 - 9/30/2001            100,266         Quarterly
-----------------------------------------------------------------------------------------------------------------------------------
      Primary Auto                    Aviation Agency                  4/1/2000 - 3/31/2001              10,827          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      Excess Auto                     Aviation Agency                  4/1/2000 - 3/31/2001              29,870           Annual
-----------------------------------------------------------------------------------------------------------------------------------
      Medical Equipment               Aviation Agency                  3/29/2000 -3/29/2001               3,363           Annual
-----------------------------------------------------------------------------------------------------------------------------------
      Aggregate Claims Liab           Reliastar                        5/1/2000 - 4/30/2001              15,000          Annually
-----------------------------------------------------------------------------------------------------------------------------------
      Claims Admin Runout             CIGNA                            5/1/2000 - 4/30/2001               125,779        One time
-----------------------------------------------------------------------------------------------------------------------------------
      Pilot Long Term Disabl          UNUM                             5/1/2000 - 4/30/2001               7,975          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      Stop Loss                       Reliastar                        5/1/2000 - 4/30/2001              31,635          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      Case Management                 Reliastar                        5/1/2000 - 4/30/2001               1,329          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      Claims Administration           Allied Benefit System            5/1/2000 - 4/30/2001              25,052          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      Life/AD&D                       CIGNA                            5/1/2000 - 4/30/2001              11,732          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      EAP                             Behavioral Health Partners       5/1/2000 - 4/30/2001               2,941          Monthly
-----------------------------------------------------------------------------------------------------------------------------------
      Section 125 Admin               Taxsaver                         5/1/2000 - 4/30/2001               1,179          Monthly
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
CASE NAME: KITTY HAWK, INC.                                 FOOTNOTES SUPPLEMENT
------------------------------------------------------

------------------------------------------------------
CASE NUMBER: 400-42141-BJH                                    ACCRUAL BASIS
------------------------------------------------------

                                              MONTH:            December 2000
-----------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                    FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------
       3                8      All cash received into the each subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
-----------------------------------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
-----------------------------------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk,
                               Inc. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------
       7                       All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
-----------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                   December 2000

8.   OTHER (ATTACH LIST)                              $ 375,493,723 Reported
                                              ----------------------
        Intercompany Receivables                        373,289,747
        Escrow JRC                                          400,000
        A/R Other                                           455,279
        A/R Employees                                        22,604
        A/R 401(k) Loan                                          53
        A/R Reconciling item                                 (3,974)
        Deferred Taxes                                      776,266
        Deposits - Other                                    137,749
        Deposits - Retainers                                415,999
                                              ----------------------
                                                        375,493,723 Detail
                                              ----------------------
                                                                  - Difference


14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                           9,861,622 Reported
                                              ----------------------
        Loan organizaiton costs                           1,290,800
        Bond offering costs                               7,151,860
        Goodwill - KH Cargo                               1,418,962
                                              ----------------------
                                                          9,861,622 Detail
                                              ----------------------
                                                                  - Difference



15.  OTHER (ATTACH LIST)                                138,370,015
                                              ----------------------
        Investment in KH Aircargo                             1,000
        Investment in KH International                   81,974,302
        Investment in Longhorn                            2,266,436
        Investment in KH Cargo                           54,128,277
                                              ----------------------
                                                        138,370,015 Detail
                                              ----------------------
                                                                  - Difference


22.  OTHER (ATTACH LIST)                                $ 2,565,708 Reported
                                              ----------------------
        Accrued expenses                                  1,282,089
        Accrued interest                                    252,453
        Accrued health savings                               88,739
        A/P Aging reconciling item                          (25,854)
        Accrued 401(k)                                        4,503
        Accrued Salaries/Wages                              963,778
                                              ----------------------
                                                           2,565,708 Detail
                                              ----------------------
                                                                   - Difference

27.  OTHER (ATTACH LIST)                                $29,163,394 Reported
                                              ----------------------
        Deferred Taxes                                   31,006,505
        Accrued Taxes payable                           (17,685,679)
        Interest payable                                 15,842,568
                                              ----------------------
                                                          29,163,394 Detail
                                              ----------------------
                                                                   - Difference

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                       (66,464)Reported
                                              ----------------------
        Interest Income                                     (66,464)
                                              ----------------------
                                                            (66,464)Detail
                                                                  - Difference

21.  OTHER (ATTACH LIST)                                     50,322 Reported
                                              ----------------------
        Loss on Sale of assets                               50,322
                                              ----------------------
                                                             50,322 Detail
                                              ----------------------
                                                                  - Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 34,035,656 Reported
                                              ----------------------
        Transfers from Charters                           1,885,773
        Transfers from Cargo                             12,860,343
        Transfers from Aircargo                          13,359,301
        Transfers from International                          5,000
        Cash deposits - non-lockbox                       5,619,896
        Interest income                                     110,899
        Misc Deposits                                        61,418
        Auction proceeds from KH International              148,166
        NSF Checks                                          (15,140)
                                              ----------------------
                                                         34,035,656 Detail
                                              ----------------------
                                                                  - Difference
                                              ----------------------

25.  OTHER (ATTACH LIST)                                 24,755,983 Reported
                                              ----------------------
        Inc. 401(k)                                         187,001
        Employee Expenses                                    76,762
        Bank charges                                          5,156
        Voided checks and corrections                             -
        Interest expense                                        210
        Fuel                                             10,376,648
        Ground Handling                                   2,504,375
        Shipping                                            147,264
        Ondemand Charter costs                              132,395
        135 Airline costs                                    20,723
        Software                                                  -
        Building Rent and expenses                          442,618
        Contract Labor                                      532,759
        Trucking                                            379,876
        Customs/Parking/Landing                             462,763
        Containers                                           29,815
        Transfers                                                 -
        Security                                             25,709
        Simulator/Communication/Other Training              375,770
        Misc                                                 66,342
        Voided checks and corrections                             -
        Board of Direcetors expenses                         61,631
        Shutdown costs                                       48,190
        Commissions
        Deicing                                             101,838
        Deposits                                              4,200
        Subcharter Aircraft                               8,773,938
                                              ----------------------
                                                         24,755,983 Detail
                                              ----------------------
                                                                  - Difference